UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 24, 2008 (December 1, 2008)

CHINA HEALTHCARE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33269 (Commission File Number)	20-5013347 (IRS Employer Identification No.)

1233 Encino Drive Pasadena, CA (Address of Principal Executive Offices)	91108 (Zip Code)
Registrant’s telephone number, including area code: (626) 568-9924

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
China Healthcare Acquisition Corp. (“CHM”) has received notice from NYSE Alternext US LLC (“NYSE Alternext ”) that trading in CHM’s warrants was suspended on December 1, 2008 because the price per warrant fell below $0.01. On December 22, 2008, NYSE Alternext informed CHM that NYSE Alternext did not expect trading in the warrants to recommence. We expect that NYSE Alternext will notify us that it intends to delist the warrants, but have not received any such notice to date.
CHM’s Board of Directors intends to hold CHM’s annual meeting on a date to be set upon the completion of the Securities and Exchange Commission’s review of CHM’s preliminary proxy statement to be filed in connection with the annual meeting, at which holders of shares issued in CHM’s initial public offering (“IPO”) will be asked to consider and vote upon the following proposals:
•	to amend CHM’s certificate of incorporation to permit the early distribution of the trust account (“Trust Account”) holding the proceeds of CHM’s IPO to the holders of the shares of common stock issued in the IPO and the related cancellation of the outstanding shares of common stock issued in the IPO and conversion of such shares into the right to receive the trust distribution (“Early Distribution Proposal”);

•	to elect Richard Prins to CHM’s board of directors to hold office as a Class I director for a period to expire at the third annual meeting after such annual meeting;

•	to ratify the selection of Goldman Parks Kurland Mohidin-GPKM LLP (“GPKM”) to serve as CHM’s independent registered public accounting firm for fiscal year 2008;

•	to approve any adjournments or postponements of the annual meeting to a later date or dates, if necessary, for the purpose of soliciting additional proxies (the “Adjournment Proposal”); and

•	to transact such other business as may properly come before the meeting and any postponement or adjournment thereof.
In addition, if the Early Distribution Proposal is approved, holders of shares issued prior to CHM’s IPO will also be asked to consider and vote upon the following proposal:
•	to amend and restate CHM’s certificate of incorporation (i) to permit CHM to continue as a corporation beyond the time currently specified in CHM’s certificate of incorporation without the limitations related to CHM’s IPO and (ii) to remove Article VI from CHM’s certificate of incorporation, which, among other blank check company-related restrictions, requires CHM to dissolve in the event that CHM does not consummate a qualifying business combination by the time period currently specified in CHM’s certificate of incorporation (collectively, the “Amendment and Restatement Proposal”).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTHCARE ACQUISITION CORP
December 24, 2008	By:	/s/ Alwin Tan
Alwin Tan
Chief Executive Officer